Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Harminder Sehmi, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report of Blaize Holdings, Inc. on Form 10-Q/A for the period ended March 31, 2026 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Blaize Holdings, Inc. for the period(s) presented therein.

Date:	July 2, 2026	By:	/s/ Harminder Sehmi
Harminder Sehmi
Chief Financial Officer
(Principal Financial Officer)